Exhibit 99.1

HyperFeed Technologies, Inc.
300 South Wacker Drive, Suite 300
Chicago, IL 60606

Primary Contacts:
Mary Jane Mortell
HyperFeed Corporate Communications
(312) 322-3599
mmortell@hyperfeed.com

HYPERFEED REPORTS FIRST QUARTER 2003 RESULTS

-Company Stabilized and Moving Forward-

CHICAGO, April 28, 2003 — HyperFeed Technologies, Inc. (Nasdaq: HYPR), a provider of managed services, financial information and ticker plant technologies to financial institutions, exchanges, value-added distributors and trading professionals reports results for the first quarter ended March 31, 2003.

The Company recorded a $0.8 million net loss, or [$.03] per share, for the three months ended March 31, 2003, compared with a net loss of $0.2 million, or [$.01] per share, for the same period in 2002. Revenue was $3.7 million for the three months ended March 31, 2003 versus $5.6 million for the same period in 2002.

According to Jim Porter, HyperFeed’s CEO, “While we show a greater net loss in the first quarter of 2003 as compared with the same quarter last year, we remained consistent with the fourth quarter of 2002.  In addition, during the second quarter we will strengthen our balance sheet with approximately $1.4 million in net proceeds from a previously announced private placement of our common stock.”  Porter adds, “We are moving forward and starting to recognize a return as our diverse customer base leverages our ticker plant technologies in a Managed Exchange Platform Services (MEPS) model and creates a clear sales funnel for future periods.”

About HyperFeed Technologies, Inc.

HyperFeed’s ticker plant technology and financial exchange managed services are designed specifically to support the delivery of real-time data, data management, data reporting, and value added services for use in distributing and receiving financial content with a competitive edge. Beginning with a comprehensive understanding of the diverse needs of the financial equities industry, the Company applies advanced technologies to the processing, delivery, distribution and access to financial market data. HyperFeed® offers one of the fastest, most complete and reliable managed

-more-

exchange platform services that can be used with industry-leading APIs, third-party applications or online desktop solutions.

For more information, please visit HyperFeed’s web site at www.hyperfeed.com.

Safe Harbor Disclosure

The statements made herein that are not historical in nature are intended to be and are identified as “forward looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, particularly in reference to statements regarding our expectations, plans and objectives.  Forward-looking statements may be impacted by a number of factors, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Our filings with the Securities and Exchange Commission identify factors that could cause material differences.  Among these factors are our ability to: i) fund our current and future business strategies either through continuing operations or external financing; ii) successfully attract, retain and integrate key employees; iii) compete successfully against competitive products and services; iv) maintain relationships with key suppliers and providers of market data; v) maintain our existing customer base while diversifying the Company’s presence in the financial institutional marketplace; vi) develop, complete and introduce new product and service initiatives in a timely manner and at competitive price and performance levels; vii) manage the timing of the development and introduction of new products or enhanced versions of existing products; viii) gain the market’s acceptance of new products; ix) respond to the effect of economic and business conditions generally.  The Company cautions readers that forward-looking statements, including and without limitation, those relating to the Company’s future business prospects, revenues, working capital, liquidity, income and margin are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements due to any number of risk factors.

[Tables Follow]

HYPERFEED TECHNOLOGIES, INC.

Consolidated Balance Sheets (Unaudited)

March 31, 2003 and December 31, 2002

	March 31, 2003	December 31, 2002
ASSETS
Current Assets
Cash and cash equivalents	$525,886	$1,096,711
Accounts receivable, less allowance for doubtful accounts of: 2003: $85,013; 2002: $82,355	594,631	700,942
Notes receivable, less allowance for doubtful accounts of: 2003: $150,000; 2002: $150,000	199,142	199,142
Prepaid expenses and other current assets	404,939	328,128
TOTAL CURRENT ASSETS	1,724,598	2,324,923

Property and equipment
Computer equipment	2,387,839	3,345,614
Communication equipment	1,405,152	1,463,954
Furniture and fixtures	82,839	108,947
Leasehold improvements	523,645	531,397
	4,399,475	5,449,912
Less: Accumulated depreciation and amortization	(2,835,758)	(3,762,376)
	1,563,717	1,687,536
Other intangible assets, net of accumulated amortization of: 2003: $25,000; 2002: $10,000	155,000	170,000
Software development costs, net of accumulated amortization of: 2003: $2,347,954; 2002: $3,189,313	1,934,808	2,013,703
Deposits and other assets	98,857	99,428
TOTAL ASSETS	$5,476,980	$6,295,590

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,231,344	$1,249,350
Accrued expenses	531,913	717,519
Accrued restructuring charge	257,926	405,301
Accrued compensation	91,709	106,576
Unearned revenue	1,231,050	1,173,402
TOTAL CURRENT LIABILITIES	3,343,942	3,652,148
Accrued expenses, less current portion	286,695	36,089
Unearned revenue, less current portion	11,236	12,536
TOTAL NONCURRENT LIABILITIES	297,931	48,625
TOTAL LIABILITIES	3,641,873	3,700,773
Stockholders’ Equity
Common stock, $.001 par value; authorized 50,000,000 shares; issued and outstanding 25,101,950 at March 31, 2003 and 25,030,689 shares at December 31, 2002	25,102	25,031
Additional paid-in capital	44,578,167	44,563,060
Accumulated deficit	(42,768,162)	(41,993,274)
TOTAL STOCKHOLDERS’ EQUITY	1,835,107	2,594,817
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,476,980	$6,295,590

HYPERFEED TECHNOLOGIES, INC.

Consolidated Statements of Operations (Unaudited)

	For The Three Months Ended
	March 31, 2003	March 31, 2002
REVENUE
HyperFeed Services	$3,034,173	$4,747,077
PCQuote Services	618,493	899,163

TOTAL REVENUE	3,652,666	5,646,240

DIRECT COST OF SERVICES
HyperFeed Services	2,148,093	2,619,255
PCQuote Services	261,510	800,987

TOTAL DIRECT COST OF SERVICES	2,409,603	3,420,242

GROSS MARGIN	1,243,063	2,225,998

OPERATING EXPENSES
Sales	449,078	569,284
General and administrative	776,415	816,816
Product and market development	506,466	595,689
Depreciation and amortization	288,865	488,437

TOTAL OPERATING EXPENSES	2,020,824	2,470,226

LOSS FROM OPERATIONS	(777,761)	(244,228)

INTEREST INCOME (EXPENSE)
Interest income	2,873	6,475
Interest expense	—	(2,772)

NET INTEREST INCOME	2,873	3,703

LOSS BEFORE INCOME TAXES	(774,888)	(240,525)
Income taxes	—	—

LOSS BEFORE MINORITY INTEREST	(774,888)	(240,525)
Minority interest	—	—

NET LOSS	$(774,888)	$(240,525)

Basic net loss per share	$(0.03)	$(0.01)
Diluted net loss per share	$(0.03)	$(0.01)

Basic weighted-average common shares outstanding	25,030,689	23,849,605
Diluted weighted-average common shares outstanding	25,030,689	23,849,605

HYPERFEED TECHNOLOGIES, INC.

Consolidated Statements of Cash Flows (Unaudited)

	For The Three Months Ended
	March 31, 2003	March 31, 2002
Cash Flows From Operating Activities:
Net loss	$(774,888)	$(240,525)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	288,865	488,437
Provision for doubtful accounts	30,000	—
Amortization of software development costs	341,750	330,347
Amortization of value assigned to warrant issued in lieu of license fees	—	420,000
Changes in assets and liabilities:
Accounts receivable	76,311	159,296
Prepaid expenses and other current assets	(76,811)	(105,899)
Deposits and other assets	571	(352)
Accounts payable	(18,005)	(81,239)
Accrued expenses	(97,243)	157,466
Accrued satellite termination fees	—	(75,000)
Accrued income taxes payable	—	(5,000)
Unearned revenue	56,348	(324,736)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(173,102)	722,795
Cash Flows From Investing Activities:
Purchase of property and equipment	(150,046)	(74,172)
Software development costs capitalized	(262,855)	(335,934)

NET CASH USED IN INVESTING ACTIVITIES	(412,901)	(410,106)
Cash Flows From Financing Activities:
Proceeds from issuance of common stock	15,178	20,145
Principal payments on notes payable	—	(250,000)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	15,178	(229,855)

Net increase (decrease) in cash and cash equivalents	(570,825)	82,834
Cash and cash equivalents:
Beginning of the period	1,096,711	607,263

End of the period	$525,886	$690,097